UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

              ____________________________________

                            FORM 8-K

         Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):

                          October 15, 2003


                   HARRIS & HARRIS GROUP, INC.
___________________________________________________________
    (Exact name of registrant as specified in its charter)



New York                 0-11576               13-3119827
(State or           (Commission File       (I.R.S. Employer
other jurisdiction       Number)          Identification No.)
of incorporation)


                       111 West 57th Street
                     New York, New York  10019
_____________________________________________________________
    (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: (212) 582-0900
                                                    ______________





Item 7.	Financial Statements and Exhibits

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  Exhibits.


      Exhibit No.     Description

        99.1          Press release dated October 15, 2003


Item 9.	Regulation FD Disclosure.

     In accordance with interim guidance of the Securities and Exchange Commission, this disclosure pursuant to Item
12 of Form 8-K is made under Item 9.

     On October 15, 2003, Harris & Harris Group, Inc. issued a press release announcing its financial results for the period ending September 30, 2003. The text of the press release is included as an exhibit to this Form 8-K.
Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.

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SIGNATURES


    Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: October 16, 2003       HARRIS & HARRIS GROUP, INC.



                             By: /s/ Helene B. Shavin
                                 ---------------------
                                 Helene B. Shavin
                                 Vice President and Controller


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                           EXHIBIT INDEX

Exhibit No.       Description

   99.1           Press release dated October 15, 2003



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